EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF

DOLE FOOD COMPANY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and is filed with respect to the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 24, 2012 of Dole Food Company, Inc. (the “Issuer”). I, Joseph S. Tesoriero, certify that to the best of my knowledge:

(i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ JOSEPH S. TESORIERO
Joseph S. Tesoriero
Executive Vice President and Chief Financial Officer

May 3, 2012

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